FINANCIAL INVESTORS TRUST

SUPPLEMENT DATED OCTOBER 11, 2019 TO THE SUMMARY PROSPECTUS, PROSPECTUS, AND STATEMENT OF ADDITIONAL INFORMATION FOR THE SEAFARER OVERSEAS GROWTH AND INCOME FUND (THE “FUND”) DATED AUGUST 31, 2019, AS SUPPLEMENTED FROM TIME TO TIME

Effective October 11, 2019, Inbok Song is no longer serving as a Portfolio Manager of the Fund. Therefore, all references to Inbok Song in the Summary Prospectus, Prospectus, and Statement of Additional Information are hereby deleted as of that date. Andrew Foster and Paul Espinosa remain Portfolio Managers of the Fund, and Kate Jaquet remains a Co-Portfolio Manager of the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.